		Exhibit 99(a)
Metris Master Trust
Metris Receivables, Inc., Series 1999-2

Original Principal Class A	500,000,000
Number of Class A Notes (000's)	500,000

		2005 Total
CLASS A
Class A Principal Distribution		0.00
Class A Interest Distribution		19,820,570.15

Metris Master Trust
Metris Receivables, Inc., Series 2001-2

Original Principal Class A	559,392,000
Number of Class A Notes (000's)	559,392
Original Principal Class B	99,448,000
Number of Class B Notes (000's)	99,448

		2005 Total
CLASS A
Class A Principal Distribution		0.00
Class A Interest Distribution		21,040,614.07

CLASS B
Class B Principal Distribution		0.00
Class B Interest Distribution		4,506,875.76

Metris Master Trust
Metris Receivables, Inc., Series 2002-4

Original Principal Class A	600,000,000
Number of Class A Notes (000's)	600,000

		2005 Total
CLASS A
Class A Principal Distribution		0.00
Class A Interest Distribution		22,933,017.50

Metris Master Trust
Metris Receivables, Inc., Series 2004-1

Original Principal Class A	200,000,000
Number of Class A Notes (000's)	200,000

		2005 Total
CLASS A
Class A Principal Distribution		0.00
Class A Interest Distribution		7,441,561.40

Metris Master Trust
Metris Receivables, Inc., Series 2004-2

Original Principal Class A	335,800,000
Number of Class A Notes (000's)	335,800
Original Principal Class M	75,400,000
Number of Class M Notes (000's)	75,400
Original Principal Class B	83,000,000
Number of Class B Notes (000's)	83,000

		2005 Total
CLASS A
Class A Principal Distribution		0.00
Class A Interest Distribution		12,051,778.52

CLASS M
Class M Principal Distribution		0.00
Class M Interest Distribution		2,889,560.60

CLASS B
Class B Principal Distribution		0.00
Class B Interest Distribution		3,416,443.82

Metris Master Trust
Metris Receivables, Inc., Series 2005-1

Original Principal Class A	278,500,000
Number of Class A Notes (000's)	278,500
Original Principal Class M	63,300,000
Number of Class M Notes (000's)	63,300
Original Principal Class B	75,900,000
Number of Class B Notes (000's)	75,900

		2005 Total
CLASS A
Class A Principal Distribution		0.00
Class A Interest Distribution		8,263,871.40

CLASS M
Class M Principal Distribution		0.00
Class M Interest Distribution		1,913,858.56

CLASS B
Class B Principal Distribution		0.00
Class B Interest Distribution		2,447,143.26

Metris Master Trust
Metris Receivables, Inc., Series 2005-2

Original Principal Class A	297,000,000
Number of Class A Notes (000's)	29,700
Original Principal Class M	54,500,000
Number of Class M Notes (000's)	54,500
Original Principal Class B	69,700,000
Number of Class B Notes (000's)	69,700

		2005 Total
CLASS A
Class A Principal Distribution		0.00
Class A Interest Distribution		3,231,599.75

CLASS M
Class M Principal Distribution		0.00
Class M Interest Distribution		604,267.32

CLASS B
Class B Principal Distribution		0.00
Class B Interest Distribution		801,606.26